Exhibit 12

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended. Each of them is responsible for the timely filing of such Schedule 13D/A and any amendments thereto, and for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1), as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them to such a statement on Schedule 13D/A with respect to the common shares or other securities of Hospitality Investors Trust, Inc. beneficially owned by each of them. Each of the undersigned hereby expressly authorizes each other party to file on its behalf any and all amendments to such statement. This Joint Filing Agreement should be included as an exhibit to such Schedule 13D/A.

Date: January 3, 2019

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ Justin Beber
Name:	Justin Beber
Title:	Chief Legal Officer and Corporate Secretary

PARTNERS LIMITED

By:	/s/ Brian Lawson
Name:	Brian Lawson
Title:	President

BROOKFIELD HOLDINGS CANADA INC.

By:	/s/ Katayoon Sarpash
Name:	Katayoon Sarpash
Title:	Vice President

BROOKFIELD US HOLDINGS INC.

By:	/s/ Katayoon Sarpash
Name:	Katayoon Sarpash
Title:	Vice President

BROOKFIELD US CORPORATION

By:	/s/ Josh Zinn
Name:	Josh Zinn
Title:	Vice President

BROOKFIELD PROPERTY GROUP LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Senior Vice President and Secretary

BUSC FINANCE LLC

By:	/s/ Josh Zinn
Name:	Josh Zinn
Title:	Vice President

BROOKFIELD PROPERTY MASTER HOLDINGS LLC

By:	/s/ Danielle Brody
Name:	Danielle Brody
Title:	Vice President

BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II GP OF GP LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Senior Vice President and Secretary

BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II GP L.P.

By: BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II GP OF GP LLC, its general partner

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Senior Vice President and Secretary

BROOKFIELD STRATEGIC REAL ESTATE PARTNERS II HOSPITALITY REIT II LLC

By:	/s/ Melissa Lang
Name:	Melissa Lang
Title:	Senior Vice President and Secretary